UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 10, 2021
Toll Brothers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-09186		23-2416878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

1140 Virginia Drive	Fort Washington	PA	19034
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (215) 938-8000
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
    ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TOL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 10, 2021, Mr. James W. Boyd notified Toll Brothers, Inc. (the “Company”) that he will retire from his role as Executive Vice President and Co-Chief Operating Officer effective October 31, 2021 and will retire from all other positions with the Company and its subsidiaries effective December 31, 2021.
In connection with Mr. Boyd’s retirement, Mr. Robert Parahus, who is currently an Executive Vice President and Mr. Boyd’s Co-Chief Operating Officer, will assume the role of President and Chief Operating Officer effective November 1, 2021. Mr. Parahus will continue to report directly to Mr. Douglas C. Yearley, Jr., the Company’s Chairman and Chief Executive Officer.
The information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K with respect to Mr. Parahus is incorporated by reference to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020, filed with the SEC on December 22, 2020, and its Definitive Proxy Statement filed with the SEC on January 29, 2021.
ITEM 8.01. Other Events
On September 13, 2021 the Company issued a press release announcing the retirement of Mr. Boyd as Executive President and Co-Chief Operating Officer and the appointment of Mr. Parahus as President and Chief Operating Officer, among other changes to the Company’s senior management team. A copy of the press release is attached as Exhibit 99.1 for reference.
The information furnished with this Item 8.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
ITEM 9.01. Financial Statements and Exhibits
(d). Exhibits
The following Exhibits are furnished as part of this Current Report on Form 8-K:
Exhibit
No.                            Item

99.1*    Press release of Toll Brothers, Inc. dated September 13, 2021.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed electronically herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOLL BROTHERS, INC.

Dated:	September 13, 2021	By:	/s/ Michael J. Grubb
Michael J. Grubb Senior Vice President, Chief Accounting Officer

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